AMENDMENT NUMBER THREE TO
                  LOAN AND SECURITY AGREEMENT


           This AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of October 30, 1998, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and Intergraph Corporation, a Delaware corporation ("Borrower"), with reference to the following facts:

      A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of December 20, 1996 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

      B. Borrower has requested Foothill to amend the Agreement to, among other things, consent to the proposed sale of Borrower's manufacturing operations and modify the Borrowing Base, as set forth in this Amendment;

      C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

      D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


           NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

           1.   Amendments to the Agreement.
                ---------------------------

                a. Section 1.1 of the Agreement hereby is amended by adding the following new defined terms in alphabetical order:

                "Manufacturing   Business"   means    all    or
substantially all of the assets of Borrower comprising the business of purchasing, manufacturing, assembling and distributing hardware products (the "Products") for Borrower's interactive computer graphics systems and printed circuit boards, including the Equipment comprising Borrower's "Mechanical Fabrication" machine tools and the Inventory of Borrower as of the SCI Closing Date purchased by SCI pursuant to the SCI Asset Purchase Agreement and ancillary documents referenced therein.The term "Products" does not include Image Stations, ruggedized workstations, Anatech products, products sold through EDC, TAMPS
workstations,          photoscans,         scan          servers,
printers/plotters/scanners sold through Intergraph, and Optronics products

                "SCI" means SCI Technology, Inc., an Alabama corporation.

                "SCI  Asset  Disposition" means, subject  to  the
     prior   or  concurrent  satisfaction  of  the  SCI   Release
     Condition therefor, the Asset Disposition of the Manufacturing Business, free and clear of Foothill's Lien thereon (other than Foothill's Lien in the proceeds of such Asset Disposition) to SCI, together with the lease of buildings 14, 21 and 28 used in the Manufacturing Business to SCI and the licensing of software related to the Manufacturing Business.

                "SCI Asset Purchase Agreement" means that certain Asset Purchase Agreement, on or about October 30, 1998, between SCI and Borrower, in form and substance reasonably satisfactory to Foothill together with all schedules and exhibits thereto.

                "SCI Closing Date" means the "Closing Date" as such term is defined in the SCI Asset Purchase Agreement.

                "SCI Release Condition" means, in respect of the SCI Asset Disposition, that (a) no Default or Event of Default has occurred and is continuing or would result therefrom, and (b) Borrower receives at least fair value (as determined in accordance with Section 3439 of the California Civil Code, as amended) for the property or assets that are the subject of the SCI Asset Disposition, and in any event not less than $62,000,000 in net cash proceeds of the SCI Asset Disposition, of which not less than $22,000,000 shall be received on or before the SCI Closing Date.

                "Third  Amendment" means that  certain  Amendment
     Number Three to Loan and Security Agreement, dated as of October 30, 1998, between Foothill and Borrower.

                "Third Amendment Closing Date" means the first date on which all of the conditions to the effectiveness of the Third Amendment have been satisfied (or waived or postponed by Foothill in its sole discretion) pursuant to the terms thereof.

                b. From and after the SCI Closing Date, the following definitions contained in Section 1.1 of the Agreement hereby are deleted in their entirety and all references in the Loan Agreement and the other Loan Documents to such terms hereby are deleted: "Eligible Domestic Inventory"; "Eligible Domestic Finished Goods Inventory"; "Eligible Domestic Raw Materials Inventory"; "Inventory Advance Rate".

                c. From and after the SCI Closing Date, Subsections (a), (b), and (c) of Section 2.1 of the Agreement hereby are amended and restated in their respective entirety to read as follows:

               (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the lesser of (i) the Maximum Revolving Amount less the sum of the Letter of Credit Usage and the F/X Reserve, or
     (ii) the Borrowing Base less the sum of the Letter of Credit Usage and the F/X Reserve. For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the result of:


                    (x)  the lesser of (i) the result of (A) 80%
          of Eligible Domestic Accounts, plus (B) the lowest of
          (1) 80% of Eligible Unbilled Accounts, (2) 40% of the amount of credit availability created by this clause
          (x), and (3) $20,000,000, minus (C) the amount, if any, of the Dilution Reserve, and (ii) an amount equal to the Collections with respect to the Accounts of Borrower for the immediately preceding 60 day period, plus


                    (y)  [intentionally omitted], minus


                    (z)  the sum of (i) the Reserve, and (ii)
          reserves from time to time established and maintained against the Borrowing Base in connection with any Asset Disposition that qualifies as a Permitted Disposition as a result of such reserve and in connection with any other Asset Disposition (other than a Permitted Disposition) to the extent such Asset Disposition is permitted by Foothill in its sole discretion, including
          (A) $1,187,500 relative to the Asset Disposition of certain surface mount Equipment on or before February 1998, (B) $3,341,525 relative to the Asset Disposition of Borrower's printed circuit board manufacturing business on or about April 2, 1998, (C) $216,625 relative to the Asset Disposition of Borrower's "Solid Edge" and "Engineering Modeling System" product lines on or about March 2, 1998, and (D) the Liquidation Value of the Equipment sold pursuant to the SCI Asset Disposition identified to Foothill in an appraisal, of a recent date and in form and substance reasonably satisfactory to Foothill, covering such Equipment (provided however, that until such Liquidation Value of such Equipment is identified to Foothill, the amount of the Reserve under clause (D) shall be $3,000,000).


               (b) Anything to the contrary in Section 2.1(a) above notwithstanding, Foothill may create reserves against or reduce its advance rates based upon Eligible Domestic Accounts or Eligible Unbilled Accounts without declaring an Event of Default if it determines in good faith and in its reasonable credit judgment that there has occurred a Material Adverse Change.


               (c)  [intentionally omitted]


               d.   From and after the SCI Closing Date, Section
5.3 of the Agreement hereby is amended and restated in its entirety to read as follows:

               5.3  [Intentionally Omitted]


           2. Consent to SCI Asset Disposition; Release of Liens. Foothill hereby consents to the SCI Asset Disposition for all purposes under the Agreement and the Loan Documents, and acknowledges that the SCI Asset Disposition shall occur free and clear of Foothill's Liens on the Manufacturing Business (other than Foothill's Lien on the proceeds of the SCI Asset Disposition), which Liens Foothill hereby releases without any recourse, representation, or warranty. Concurrently herewith, Foothill is executing and delivering to Borrower UCC-3 Partial Releases, in form and substance satisfactory to Foothill, relative to the Manufacturing Business. Foothill hereby agrees that, upon Borrower's reasonable request, Foothill will execute such additional documents (in form and substance satisfactory to Foothill) necessary to confirm the releases (in each case, without any recourse, representation, or warranty) contemplated hereby of Foothill's Liens on the Manufacturing Business.


           3.     Representations  and  Warranties;   Covenants.
Borrower hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms. Borrower hereby covenants and agrees that Borrower promptly shall deposit or cause to be deposited any net cash proceeds of the SCI Asset Disposition into a Lockbox Account and promptly shall deliver or cause to be delivered to Foothill in pledge any proceeds of the SCI Asset Disposition consisting of Negotiable Collateral (together with any necessary endorsements or assignments, duly executed and in form and substance satisfactory to Foothill).


           4.     Conditions   Precedent  to   Amendment.    The
satisfaction of each of the following on or before the Third Amendment Closing Date, unless otherwise specified below, shall constitute conditions precedent to the effectiveness of this
Amendment:

                a. Foothill shall have received copies of the SCI Asset Purchase Agreement and all material agreements, documents, and instruments related thereto, in each case, in form and substance reasonably satisfactory to Foothill and certified by the Secretary or Assistant Secretary of Borrower as true, correct, and complete;

                b.     Foothill   shall   have   received   the
reaffirmation and consent of each of the Obligors (other than Borrower) attached hereto as Exhibit A, duly executed and delivered by the respective authorized officials thereof;

                c. Foothill shall have received all required consents of Foothill's participants in the Obligations to Foothill's execution, delivery, and performance of this Amendment and each such consent shall be in form and substance satisfactory to Foothill, duly executed, and in full force and effect;

                d. Foothill shall have received a certificate from the Secretary or Assistant Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and the performance of this Amendment and the Agreement as amended by this Amendment, and authorizing specific officers of Borrower to execute and deliver the same;

                e. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                f. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                h. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

                i. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.


           5. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.


           6. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and the Real Property, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

           7.   Miscellaneous.

                a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By /s/ Victor Barwig
                                 ------------------
                              Title: Vice President
                                    ---------------


                              INTERGRAPH CORPORATION, a Delaware
                              corporation


                              By /s/ John W. Wilhoite
                                 --------------------
                              Title: Executive V.P.
                                    -----------------